Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	March 31, 2011	March 31, 2010

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$141	$151
Real Estate	62	99
Manufacturing	67	60
Other	5	7

Total Revenues	275	317

Costs and Expenses:
Cost of Goods Sold:
Timber	107	109
Real Estate	22	35
Manufacturing	61	54
Other	—	—

Total Cost of Goods Sold	190	198
Selling, General and Administrative	28	29

Total Costs and Expenses	218	227

Other Operating Income (Expense), net	3	5

Operating Income	60	95

Equity Earnings from Timberland Venture	14	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	21	20
Interest Expense (Note Payable to Timberland Venture)	14	14

Total Interest Expense, net	35	34

Income before Income Taxes	39	75

Provision (Benefit) for Income Taxes	1	(1)

Income from Continuing Operations	38	76

Gain on Sale of Properties, net of tax	—	11

Net Income	$38	$87

Per Share Amounts:

Income from Continuing Operations – Basic	$0.23	$0.47
Income from Continuing Operations – Diluted	$0.23	$0.47

Net Income per Share – Basic	$0.23	$0.54
Net Income per Share – Diluted	$0.23	$0.54

Dividends Declared – per Common Share Outstanding	$0.42	$0.42

Weighted Average Number of Shares Outstanding
- Basic	161.8	162.9
- Diluted	162.1	163.1

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2011	December 31, 2010

	(In Millions, Except Per Share Amounts)

ASSETS

Current Assets:
Cash and Cash Equivalents	$254	$252
Accounts Receivable	32	21
Taxes Receivable	4	2
Inventories	52	49
Deferred Tax Asset	8	7
Assets Held for Sale	38	57
Other Current Assets	15	22

	403	410

Timber and Timberlands, net	3,398	3,405
Property, Plant and Equipment, net	144	146
Equity Investment in Timberland Venture	187	201
Deferred Tax Asset	6	10
Investment in Grantor Trusts (at Fair Value)	37	35
Other Assets	42	44

Total Assets	$4,217	$4,251

LIABILITIES

Current Liabilities:
Current Portion of Long-Term Debt	$45	$94
Line of Credit	215	166
Accounts Payable	30	25
Interest Payable	26	23
Wages Payable	8	23
Taxes Payable	10	12
Deferred Revenue	20	25
Other Current Liabilities	9	7

	363	375

Long-Term Debt	1,643	1,643
Note Payable to Timberland Venture	783	783
Other Liabilities	75	76

Total Liabilities	2,864	2,877

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares – 75.0, outstanding – none	—	—
Common Stock, $0.01 par value, authorized shares – 300.6, outstanding (net of Treasury Stock) – 161.9 at March 31, 2011, and 161.6 at December 31, 2010	2	2
Additional Paid-In Capital	2,252	2,243
Retained Earnings	21	51
Treasury Stock, at cost, Common Shares – 26.2 at March 31, 2011, and 26.2 at December 31, 2010	(912)	(911)
Accumulated Other Comprehensive Income (Loss)	(10)	(11)

Total Stockholders’ Equity	1,353	1,374

Total Liabilities and Stockholders’ Equity	$4,217	$4,251

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three Months Ended
	March 31, 2011	March 31, 2010

	(In Millions)

Cash Flows From Operating Activities:
Net Income	$38	$87
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	22	24
Basis of Real Estate Sold	19	32
Equity Earnings from Timberland Venture	(14)	(14)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	3	1
Gain on Sales of Properties and Other Assets	—	(11)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	7	8
Working Capital Changes	(30)	(32)
Other	3	6

Net Cash Provided By Operating Activities	76	129

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(12)	(13)
Proceeds from Sales of Properties and Other Assets	—	11

Net Cash Used In Investing Activities	(12)	(2)

Cash Flows From Financing Activities:
Dividends	(68)	(68)
Borrowings on Line of Credit	245	568
Repayments on Line of Credit	(196)	(568)
Principal Payments and Retirement of Long-Term Debt	(49)	(53)
Proceeds from Stock Option Exercises	7	—
Acquisition of Treasury Stock	(1)	(1)

Net Cash Used In Financing Activities	(62)	(122)

Increase (Decrease) In Cash and Cash Equivalents	2	5
Cash and Cash Equivalents:
Beginning of Period	252	299

End of Period	$254	$304

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Three Months Ended
	March 31, 2011	March 31, 2010

	(In Millions)

Revenues:
Northern Resources	$55	$59
Southern Resources	89	98
Real Estate	62	99
Manufacturing	67	60
Other	5	7
Eliminations	(3)	(6)

Total Revenues	$275	$317

Operating Income (Loss)
Northern Resources	$7	$4
Southern Resources	19	30
Real Estate	38	62
Manufacturing	4	4
Other (A)	7	11
Other Costs and Eliminations, net	(15)	(16)

Total Operating Income	$60	$95

(A)

During the first quarter of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. During the first quarter of 2010, the company agreed to terminate a land lease, accounted for as an operating lease, for consideration of $5 million from the lessor. The consideration was primarily for the release of mineral rights. These amounts are reported as Other Operating Gain/(Loss) in our Other Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2011	2010
		1st Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$23	$23	$23	$22	$23
Pulpwood	$/Ton Stumpage	$10	$13	$12	$11	$10	$12

Northern Resources
Sawlog	$/Ton Delivered	$69	$59	$66	$66	$62	$63
Pulpwood	$/Ton Delivered	$40	$38	$38	$39	$39	$39

Lumber (1)	$/MBF	$533	$501	$522	$490	$514	$507
Plywood (1)	$/MSF	$371	$352	$397	$388	$374	$378
Fiberboard (1)	$/MSF	$608	$588	$607	$629	$598	$606

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,274	1,122	1,209	1,416	5,021
Pulpwood	1,000 Tons	1,494	1,526	1,448	1,674	1,798	6,446

Total Harvest		2,780	2,800	2,570	2,883	3,214	11,467

Northern Resources
Sawlog	1,000 Tons	506	627	484	537	486	2,134
Pulpwood	1,000 Tons	478	527	348	517	431	1,823

Total Harvest		984	1,154	832	1,054	917	3,957

Lumber	MBF	29,250	28,791	30,813	29,305	27,181	116,090
Plywood	MSF	44,156	45,104	47,002	44,223	36,387	172,716
Fiberboard	MSF	40,690	35,347	50,010	39,394	32,266	157,017

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2011	2010
	1st Qtr (1)	1st Qtr (2)	2nd Qtr	3rd Qtr	4th Qtr (3)	YTD
Acres Sold

Small Non-strategic	2,560	29,640	1,950	10,270	21,375	63,235
Large Non-strategic	30,295	24,310	—	—	—	24,310
Conservation	335	35,120	215	2,870	77,900	116,105
HBU/Recreation	7,795	9,080	18,175	9,870	16,140	53,265
Development Properties	—	730	60	—	55	845
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a

	40,985	98,880	20,400	23,010	115,470	257,760

Price per Acre

Small Non-strategic	$1,015	$885	$1,120	$1,025	$1,045	$970
Large Non-strategic	$1,405	$1,320	—	—	—	$1,320
Conservation	$1,685	$545	$1,450	$1,865	$1,245	$1,050
HBU/Recreation	$2,100	$2,125	$2,210	$2,335	$1,950	$2,140
Development Properties	—	$3,050	$5,985	—	$5,535	$3,415
Conservation Easements	—	—	—	—	$455	$455

Revenue, ($ millions)

Small Non-strategic	$3	$26	$2	$11	$22	$61
Large Non-strategic	$43	$32	—	—	—	$32
Conservation	$1	$19	—	$5	$97	$122
HBU/Recreation	$16	$19	$40	$23	$31	$114
Development Properties	—	$2	—	—	—	$3
Conservation Easements	—	—	—	—	$4	$4

	$62	$99	$43	$39	$155	$336

Basis of Real Estate Sold (4)	$19	$32	$11	$14	$75	$132

(1)	During the first quarter of 2011 the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million.

(2)	During the first quarter of 2010 the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(3)	During the fourth quarter of 2010 the company sold 69,600 acres in Montana to a conservation buyer for $88.8 million. The sale is presented as a Conservation sale. The transaction included 60,900 acres of Conservation property and 8,700 acres of HBU property.

(4)	Includes $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi, $52 million in the fourth quarter of 2010 from a 69,600 acre conservation sale in Montana, and $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

March 31, 2011

(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate

Quarterly Maturities through 2012:
4th Qtr 2011	$46	7.712	% (1)
2nd Qtr 2012	$350	—	(2)
4th Qtr 2012	$3	8.050%

Annual Maturities through 2014:
2013	$250	6.663	% (3)
2014	$3	8.050%

(1)	Principal amount composed of senior notes with principal amounts of $3 million, $3 million and $40 million and interest rates of 7.970%, 8.050% and 7.660% , respectively.

(2)	Represents the company’s term credit agreement. As of March 31, 2011, the interest rate is based on LIBOR plus 0.45%.

(3)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.